Third Quarter Earnings Call  November 4, 2008  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • Third Quarter 2008 Earnings and  Review of 2008, 2009 and 2010  Earnings Forecast and Outlook  • Third Quarter Segment Results  and Financial Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 Reported Earnings  Year-to-Date  Per  share  $2.25  $1.73  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  2007 2008  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.84  $0.54  $0.00  $0.50  $1.00  2007 2008  Third Quarter

 Ongoing Earnings  Year-to-Date  Per  share  $2.00  $1.56  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  2007 2008  4  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.72  $0.45  $0.00  $0.50  $1.00  2007 2008  Third Quarter

 $1.50  $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  2007A* 2008* 2009 2010  Strong Long-Term Earnings Growth  Forecast  5  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.05  $4.20  Per Share  $1.90  $1.60  $3.60  $2.00

 Ongoing Earnings Overview  $(0.27)$0.72$0.45Total  0.070.130.20International Delivery  0.000.090.09Pennsylvania Delivery  $(0.34)$0.50$0.16Supply  Change  Q3  2007  Q3  2008  6  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  (0.02)Depreciation  (0.03)Synfuel  (0.02)Financing  $0.162008 EPS – Ongoing Earnings  (0.34)Total  $(0.27)Energy Margins – East  $0.502007 EPS – Ongoing Earnings  3rd Quarter  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations, and per share reconciliation  of operating income and energy margins.  7

 Pennsylvania Delivery Segment  Earnings Drivers  (0.01)Income taxes and other  $0.092008 EPS – Ongoing Earnings  0.00Total  $ 0.01Delivery Margins (a)  $0.092007 EPS – Ongoing Earnings  3rd Quarter  8  (a) Net of CTC/ITC amortization, interest expense on transition bonds and ancillary charges.  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  0.02Other  (0.03)Latin American Operations  $0.202008 EPS – Ongoing Earnings  0.07Total  0.06Income taxes  $0.02O&M  $0.132007 EPS – Ongoing Earnings  3rd Quarter  9  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Expected 2008 Earnings Contributions  10  *See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations, and per share reconciliation of  operating income and energy margins.  $1.00  $1.25  $1.50  $1.75  $2.00  $2.25  $2.50  $2.75  2007A*  Per Share  $2.60  Net Impact  of Asset  Divestiture  ($0.08)  Other  ($0.02) $2.02**  Depreciation  ($0.03)  Energy  Margins  ($0.33)  Synfuels  ($0.18)  2008E*  O&M  $0.06  **Midpoint of forecast

 $1.00  $1.25  $1.50  $1.75  $2.00  $2.25  $2.50  $2.75  2008E* 2009E  Expected 2009 Earnings Contributions  11  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  **Midpoint of forecast  Per Share  $2.02*  Financing  Costs  ($0.11)  Depreciation  ($0.03) $1.75**  UK Tax  Benefit  ($0.08)  Energy  Margins  $0.22  O&M  ($0.14)  Currency  ($0.11)  Other  ($0.02)

 $1.00  $2.00  $3.00  $4.00  $5.00  2009E 2010E  Expected 2010 Earnings Contributions  12  * Midpoint of forecast  $1.75*  Energy  Margins  $2.40  $3.90*  O&M  ($0.11)  Income  Taxes &  Other  ($0.05) Depreciation  ($0.04)  Per Share  Financing  Costs  ($0.05)

 2010 EPS Update  $3.50  $3.75  $4.00  $4.25  $4.50  2010  Update  $4.30*  WPD  ($0.07)  Financing  Costs  ($0.12)  $3.90*  O&M  ($0.11)  Other  ($0.05)  2010 Previous  Forecast  * Midpoint of forecast 13  Energy  Margins  ($0.05)  Per Share

 Cash Flow Forecast  Millions  ($200)  $0  $200  $400  $600  $800  2007A 2008E 2009E 2010E  Free cash flow before dividends  14  Note: See Appendix for the reconciliation of cash flow measures.

 Liquidity Profile  (1) As of 9/30/2008  Diverse bank group with 24 banks committed, with no bank having more than  13% of bank commitments.  15  (2) Draw on facilities of PPL Energy Supply and PPL Electric Utilities made in 10/2008, draw at WPD made during 3Q.  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1) Drawn (2) Availability  PPL Energy Supply 5-year Credit Facility (3) Jun-12 $3,225 $274 $285 $2,666  Bilateral Credit Facility Mar-09 300 203 0 97  5-year Structured Facility Mar-11 300 243 0 57  364-day Credit Facility Sep-09 385 0 0 385  $4,210 $720 $285 $3,205  PPL Electric Utilities 5-year Credit Facility (3) May-12 $190 $41 $95 $54  Asset-backed Credit Facility Jul-09 150 0 0 150  $340 $41 $95 $204  WPD 5-year Credit Facility Oct-09 £150 £0 £0 £150  5-year Credit Facility Jan-13 150 0 101 49  £300 £0 £101 £199  (3) Excludes Lehman Brothers commitment.

 PPL Energy Supply Collateral Profile  (Millions of Dollars)  16  - 500  1,000  1,500  2,000  2,500  3,000  3,500  4,000  4,500  5,000  Jun- 07  Jul-07 Aug- 07  Sep- 07  Oct- 07  Nov- 07  Dec- 07  Jan- 08  Feb- 08  Mar- 08  Apr- 08  May- 08  Jun- 08  Jul-08 Aug- 08  Sep- 08  Available Credit Capacity  Cash posted  Letters of Credit

 Debt Maturities  (1) Excludes Transition Bonds  (2) PPL Electric Utilities prefunding done in 10/2008 for 2009 maturity  (3) WPD Group  As of 9/30/2008 17  2008 2009 2010 2011 2012  PPL Energy Supply $0  $20  $24 $526 $25  PPL Capital Funding 0 201 0 0 0  PPL Electric Utilities (1) 0 486 0 0 0  WPD Group 225  0  0 0 0  Sub Total $225  $707  $24 $526 $25  Prefunding $150 (3) $400 (2) $0 $0 $0  Total $75 $307 $24 $526 $25  (Millions)

 PPL’s marketing and trading operation has been profitable each of the last 4 years  18  Marketing and Trading  *Marketing included as part of total generation gross margins in 2005.  $32 $35 $41  $(82)  $43  $104  $125  $145  $78  $32  $43  ($100)  ($50)  $0  $50  $100  $150  $200  2005 2006 2007 YTD Sept 2008  Marketing & Trading Gross Margins  Marketing  Trading  Total  $Millions  2% 5% 8% 4%M&T as % of Supply  Gross Margin  *

 Repair Work at Montour Cooling Tower  19

 Current Hedge Positions -Electricity and Fuel  2008 2009 2010 2011 2012  Electricity Sales  East 99% 96% 76% 43% 23%  West 100% 91% 75% 65% 44%  Total 99% 95% 76% 46% 26%  Uranium 100% 100% 100% 100% 100%  Coal  East 100% 98% 89% 78% 59%  West 100% 100% 100% 86% 77%  Total 100% 98% 92% 80% 64%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.0 0.9 1.9 3.5  Keystone & Conemaugh 0.0 0.2 0.2 0.1 0.3  Note: As of 9/30/2008 20

 Hedged Baseload Electricity 2008-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2008 2009 2010 2011 2012  % of C o al, H hydro & N u clear Output  $20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  21

 Key Drivers of Supply Value: Open EBITDA  *Based on forward market prices as of September 30, 2008  2010E 2011E 2012E  Generation Output - MWh 55.5 55.8 56.7  Unhedged Gross Margin*3,068 3,148 3,271  O&M (859) (899) (929)  Open EBITDA 2,209 2,250 2,342  Above/(Below) Market value of Hedges* 200 174 169  Expected Margin 3,268 3,322 3,440  (Millions)  22

 2008 -2012 Sensitivities  2008 2009 2010 2011 2012  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00 >$0.00 >$0.00 ±$0.03  $1/MWh of  Unhedged  Baseload Sales  ±$0.00 >$0.00 ±$0.02 ±$0.04 ±$0.06  $1/MWh of  Unhedged  Total Sales  ±$0.00 >$0.00 ±$0.02 ±$0.05 ±$0.07  1% Generation  Availability >$0.00 ±$0.03 ±$0.04 ±$0.04 ±$0.04  EPS Impact  See Appendix A-1 for assumptions  23  Note: Discrete sensitivities based on changes to individual item, but which ultimately may be interrelated.

 ppl

 Market Prices  (1) Market prices based on the average of broker quotes as of 9/30/2008.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 9/30/2008.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1  Actual &  Forward At 10/2007(2)  2008 2009 2010 2011 2012 2010  $82 $78 $81 $81 $80 $79  $52 $56 $58 $58 $57 $51  $66 $66 $69 $69 $68 $64  $66 $64 $69 $68 $69 $67  $53 $50 $54 $54 $55 $53  $60 $58 $62 $62 $63 $60  $9.14 $8.15 $8.58 $8.54 $8.41 $8.08  $10.14 $9.32 $9.72 $9.65 $9.50 $9.04  8.1 8.4 8.3 8.4 8.4 8.8  89.9% 90.9% 92.4% 91.3% 92.5% 90.8% EQA  HEAT RATE(5)  On-Peak  Off-Peak  ATC(3)  NYMEX  TZ6NNY  GAS(4)  PJM MARKET  Mid-Columbia  Forward(1)  On-Peak  Off-Peak  ATC(3)  ELECTRIC  PJM

 PPL Supply Business Overview  2008E  Production GWH  A-2  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2008E  Installed Capacity MW  Gas/  Oil  5%  Coal  55%  Nuclear  32%  Hydro  8%

 PPL’s Generation Portfolio  Total Domestic Generation: 11,358 MW  Planned Uprate Projects:  331 MW  *Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  A-3  Coal 3,483*  Nuclear 2,117  Oil 1,795  Gas 1,503  Hydro 343  CTs 474  QFs 356  East 10,071 MW*  Coal 683  Hydro 604  West 1,287 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2009, 2011) 128  Coal Uprate (2008-2009) 26  *

 2007 Synfuel and Divested Assets  Ongoing Earnings Contributions  A-4  Synfuel Q1 Q2 Q3 Q4 2007  Synfuel Earnings $0.07 $0.01 $0.02 $0.04 $0.14  Fuel Costs 0.01 0.01 0.01 0.01 0.04  Total Synfuel Contribution $0.08 $0.02 $0.03 $0.05 $0.18  Net Impact of Asset Divestitures $0.03 $0.03 $0.02 $0.00 $0.08

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-5  303898Asset Sales  (203)Investment in Energy Projects  $611$21($162)$513Free Cash Flow before Dividends  (15)(15)(15)39Other Investing Activities-net  (1,725)(1,246)(1,609)(1,685)Capital Expenditures  --(310)(310)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,351$1,282$1,672$1,571Cash from Operations  2010200920082007  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations.

 Millions  $1,043 $1,030  $664 $718  $302 $281  $293  $580  $340 $298  $289  $427  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E  Supply PA Delivery International Delivery  $1,685 $1,725  $1,246  $1,609  Capital Expenditures by Segment  A-6

 Reconciliation of Third Quarter Reported  Earnings and Earnings from Ongoing Operations  A-7  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending September 30, 2008  Reported earnings $98 $32 $73 $203  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 67 67  Impairment of emission allowances (27) (27)  Impairment of nuclear decom. trust investments (1) (1)  Sale of gas and propane businesses (4) (4)  39 (4) 35  Earnings from ongoing operations $59 $36 $73 $168  Qtr. Ending September 30, 2007  Reported earnings $205 $9 $108 $322  Special Items:  MTM adj's from energy-related, non-  trading economic hedges (6) (6)  Sale of Latin American businesses 3 3  Sale of domestic telecommunication operations (3) (3)  Sale of gas and propane businesses (23) (23)  Settlement of Wallingford cost-based rates 33 33  Impairment of certain transmission rights (12) (12)  Change in U.K. tax rate 54 54  12 (23) 57 46  Earnings from ongoing operations $193 $32 $51 $276  Change excluding special items ($134) $4 $22 ($108)

 Reconciliation of Third Quarter Reported  Earnings and Earnings from Ongoing Operations  A-8  (Dollars Per Share)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending September 30, 2008  Reported earnings $0.26 $0.08 $0.20 $0.54  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.18 0.18  Impairment of emission allowances (0.07) (0.07)  Impairment of nuclear decom. trust investments (0.01) (0.01)  Sale of gas and propane businesses (0.01) (0.01)  0.10 (0.01) 0.09  Earnings from ongoing operations $0.16 $0.09 $0.20 $0.45  Qtr. Ending September 30, 2007  Reported earnings $0.53 $0.03 $0.28 $0.84  Special Items:  MTM adj's from energy-related, non-  trading economic hedges (0.02) (0.02)  Sale of Latin American businesses 0.01 0.01  Sale of domestic telecommunication operations (0.01) (0.01)  Sale of gas and propane businesses (0.06) (0.06)  Settlement of Wallingford cost-based rates 0.09 0.09  Impairment of certain transmission rights (0.03) (0.03)  Change in U.K. tax rate 0.14 0.14  0.03 (0.06) 0.15 0.12  Earnings from ongoing operations $0.50 $0.09 $0.13 $0.72  Change excluding special items ($0.34) $0.07 ($0.27)

 Reconciliation of Third Quarter  Operating Income and Energy Margins  A-9  2008 2007 Change  Per Share  (after-tax)  Tax Credit  Reclass  (a)  Per Share  Adjusted  (after-tax)  Eastern U.S., pre-tax $269 $447 ($178) ($0.28) $0.01 ($0.27)  Western U.S., pre-tax 75 74 1  Domestic gross energy margins, pre-tax $344 $521 ($177) ($0.28) $0.01 ($0.27)  2008 2007  Operating Income $391 $521  Adjustments:  Energy-related businesses, net (14) (15)  Other operation and maintenance 364 324  Amortization of recoverable transition costs 73 78  Depreciation 117 108  Taxes, other than income 77 73  Revenue adjustments (b) (1,692) (562)  Expense adjustments (b) 1,028 (6)  Domestic gross energy margins $344 $521  Three Months Ended Sept. 30,  Three Months Ended  September 30,  (Millions of Dollars)  (a) Reclassified for presentation purposes.  (b) See additional information on the following slide.

 Reconciliation of Third Quarter  Operating Income and Energy Margins  A-10  Revenue adjustments 2008 2007 Change  Revenue  Utility $1,007 $1,016 ($9)  Unregulated retail electric and gas 43 28  15 Wholesale energy marketing 1,915 517 1,398  Net energy trading margins (132) 20 (152)  Revenue adjustments  WPD utility revenue (195) (204)  9 Domestic delivery component of utility revenue (325) (325)  Other utility revenue (12) (13)  1 RMR revenues (52) 52  Mark-to-market adjustments from certain economic activity (1,160) (1,160)  Gains from sale of emission allowances 32 (32)  Total revenue adjustments (1,692) (562) (1,130)  1,141 1,019 122  Expense adjustments  Expense  Fuel 267 257 10  Energy purchases 1,558 235 1,323  Expense adjustments  Mark-to-market adjustments from certain economic activity (1,046) (10) (1,036)  Domestic electric ancillaries (15) (13) (2)  Gross receipts tax 28 28  Other 5 1 4  Total expense adjustments (1,028) 6 (1,034)  797 498 299  Domestic gross energy margins $344 $521 ($177)  Three Months Ended Sept. 30,  (Millions of Dollars)

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  A-11  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date September 30, 2008  Reported earnings $297 $123 $233 $653  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 121 121  Impairment of emission allowances (27) (27)  Impairment of nuclear decom. trust investments (5) (5)  Sale of gas and propane businesses (5) (5)  Off-site remediation of ash basin leak 1 1  Colstrip groundwater litigation (5) (5)  Synfuel tax adjustment (13) (13)  72 (5) 67  Earnings from ongoing operations $225 $128 $233 $586  Year-to-Date September 30, 2007  Reported earnings $454 $97 $319 $870  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 20 20  Sale of gas and propane businesses (23) (23)  Settlement of Wallingford cost-based rates 33 33  Impairment of certain transmission rights (12) (12)  Change in U.K. tax rate 54 54  Sale of Latin American businesses 46 46  Sale of domestic telecommunication operations (23) (23)  PJM billing dispute (1) (1)  17 (23) 100 94  Earnings from ongoing operations $437 $120 $219 $776  Change excluding special items ($212) $8 $14 ($190)

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  A-12  (Dollars Per Share)  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date September 30, 2008  Reported earnings $0.78 $0.33 $0.62 $1.73  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.32 0.32  Impairment of emission allowances (0.07) (0.07)  Impairment of nuclear decom. trust investments (0.02) (0.02)  Sale of gas and propane businesses (0.01) (0.01)  Colstrip groundwater litigation (0.01) (0.01)  Synfuel tax adjustment (0.04) (0.04)  0.18 (0.01) 0.17  Earnings from ongoing operations $0.60 $0.34 $0.62 $1.56  Year-to-Date September 30, 2007  Reported earnings $1.17 $0.25 $0.83 $2.25  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.05 0.05  Sale of gas and propane businesses (0.06) (0.06)  Settlement of Wallingford cost-based rates 0.09 0.09  Impairment of certain transmission rights (0.03) (0.03)  Change in U.K. tax rate 0.14 0.14  Sale of Latin American businesses 0.12 0.12  Sale of domestic telecommunication operations (0.06) (0.06)  0.05 (0.06) 0.26 0.25  Earnings from ongoing operations $1.12 $0.31 $0.57 $2.00  Change excluding special items ($0.52) $0.03 $0.05 ($0.44)

 Reconciliation of PPL’s Operating Income  and Energy Margins  A-13  2008 2007 Change  Per Share  (after-tax)  Synfuel  Tax Credit  Reclass (a)  Fourth Quarter  2008 Change  Full Year  2008 vs.  2007  Domestic gross energy margins, pre-tax $1,192 $1,385 ($193) ($0.30) $0.03 ($0.03) ($0.30)  2008 2007  Operating Income $1,264 $1,288  Adjustments:  Energy-related businesses, net (34) 18  Other operation and maintenance 1,101 996  Amortization of recoverable transition costs 217 229  Depreciation 347 334  Taxes, other than income 224 223  Revenue adjustments (b) (2,036) (1,519)  Expense adjustments (b) 109 (184)  Domestic gross energy margins $1,192 $1,385  Forecast (after-tax) Nine Months Ended September 30,  Nine Months Ended  September 30,  (Millions of Dollars)  (a) Reclassified for presentation purposes.  (b) See additional information on the following slide.

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-14  Revenue adjustments 2008 2007 Change  Revenue  Utility $3,108 $3,074 $34  Unregulated retail electric and gas 110 73 37  Wholesale energy marketing 2,000 1,145 855  Net energy trading margins (82) 38 (120)  Revenue adjustments  WPD utility revenue (647) (638) (9)  Domestic delivery component of utility revenue (989) (980) (9)  Other utility revenue (38) (37) (1)  RMR revenues (52) 52  Mark-to-market adjustments from certain economic activity (363) 99 (462)  Gains from sale of emission allowances 1 89 (88)  Total revenue adjustments (2,036) (1,519) (517)  3,100 2,811 289  Expense adjustments  Expense  Fuel 718 692 26  Energy purchases 1,299 550 749  Expense adjustments  Mark-to-market adjustments from certain economic activity (157) 133 (290)  Domestic electric ancillaries (41) (39) (2)  Gross receipts tax 85 84 1  Other 4 6 (2)  Total expense adjustments (109) 184 (293)  1,908 1,426 482  Domestic gross energy margins $1,192 $1,385 ($193)  Nine Months Ended Sept. 30,  (Millions of Dollars)

Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations

	Forecast		Actual	
	High 2008	Low 2008	2007	2006
Per Share Earnings from Ongoing Operations	$2.05	$2.00	$2.60	$2.25
Special items (net of taxes):				
MTM adj's from energy-related, non-trading economic hedges	0.32	0.32	0.08	(0.03)
Reversal of cost recovery - Hurricane Isabel				(0.02)
Impairment of synfuel-related assets				(0.01)
Sale of interest in Griffith				(0.04)
Reduction in Enron reserve				0.03
Off-site remediation of ash basin leak				0.02
PJM billing dispute				0.01
Realization of benefits related to Black Lung Trust assets				0.05
Susquehanna workforce reduction				(0.01)
Impairment of nuclear decom. trust investments	(0.02)	(0.02)		(0.01)
Sale of Latin American businesses			0.67	
Sale of domestic telecommunication operations			(0.06)	
Sale of gas and propane businesses	(0.01)	(0.01)	(0.11)	
Settlement of Wallingford cost-based rates			0.09	
Impairment of certain transmission rights			(0.04)	
Change in U.K. tax rate			0.14	
Workforce reductions			(0.02)	
Synfuel tax adjustment	(0.04)	(0.04)		
Colstrip groundwater litigation	(0.01)	(0.01)		
Impairment of emission allowances	(0.07)	(0.07)		
	0.17	0.17	0.75	(0.01)
Reported Earnings Per Share	$2.22	$2.17	$3.35	$2.24

Note: Per share amounts are based on diluted shares outstanding.

A-15

 Credit Ratings  A-16  BBB Issuer Rating  AAA Aaa Tax-Exempt Bonds*  STABLE STABLE STABLE Outlook  A-A-A3Senior Secured Debt  F-2A-2P-2Commercial Paper  BBBBBBBaa3Preferred Stock  BBBA-Baa1Issuer Rating  A-A-A3First Mortgage Bonds  AA/A*** Aa3/Baa1***Tax-Exempt Bonds**  BBBBBBBaa3Preference Stock  PPL Electric Utilities  BBBBBB-Baa2Senior Unsecured Debt  BBB-BB+ Baa3Subordinated Debt  STABLE STABLE STABLE Outlook  PPL Capital Funding  BBB BBB Issuer Rating  BBB+ BBBBaa2Senior Notes  F-2A-2P-2Commercial paper  STABLE STABLE STABLE Outlook  PPL Energy Supply  STABLE STABLE STABLE Outlook  BBBBBBBaa2Issuer Rating  PPL Corporation  Fitch Standard & Poor’s Moody’s  * Letter of Credit-Backed Security  ** Insured Security  *** Ratings may differ for each issuance due to differences on Bond Insurer Ratings

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	POSITIVE

A-17

Forward-Looking Information Statement  A-18  Statements contained in this presentation, including statements with respect to future earnings, energy prices,  margins, sales and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows,  credit profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures,  and generating capacity and performance, are “forward-looking statements” within the meaning of the federal  securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these  forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and  actual results may differ materially from the results discussed in the statements. The following are among the  important factors that could cause actual results to differ materially from the forward-looking statements: market  demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and  operating costs; competition in power markets; the effect of any business or industry restructuring; the  profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operating performance of plants and other facilities;  environmental conditions and requirements and the related costs of compliance, including environmental capital  expenditures and emission allowance and other expenses; system conditions and operating costs; development  of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions;  any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of  necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its  subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the  market prices of equity securities and the impact on pension income and resultant cash funding requirements for  defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political,  regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries  conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities;  foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the  commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should  be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other  reports on file with the Securities and Exchange Commission.

 “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that  are unusual or nonrecurring. Special items also include the mark-to-market impact of energy-related, non-trading economic  hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The mark-to-market impact of these  hedges is economically neutral to the company because the mark-to-market gains or losses on the energy hedges will  reverse as the hedging contracts settle in the future. Earnings from ongoing operations should not be considered as an  alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with  generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non- GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings  performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing  operations in measuring certain corporate performance goals. Other companies may use different measures to present  financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as  the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be  considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that  free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors  since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond  the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a  different manner.  "Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and  trading activities by combining applicable income statement line items and related adjustments to calculate a single financial  measure. PPL believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides  them with the results of PPL's domestic non-trading and trading activities as another criterion in making their investment  decisions. "Domestic Gross Energy Margins" is not intended to replace "Operating Income," which is determined in  accordance with GAAP, as an indicator of overall operating performance. PPL's management also uses "Domestic Gross  Energy Margins" in measuring certain corporate performance goals used in determining variable compensation. Other  companies may use different measures to present the results of their non-trading and trading activities.  Definitions of Financial Measures  A-19